UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):



                                 September 30, 2004


Commission File Number           Exact Name of Registrant as            IRS Employer
----------------------           Specified in Charter;                  Identification Number
                                 State of Incorporation;                ---------------------
                                 Address and Telephone Number
                                 ----------------------------
1-14756                          Ameren Corporation                     43-1723446
                                 (Missouri Corporation)
                                 1901 Chouteau Avenue
                                 St. Louis, Missouri 63103
                                 (314) 621-3222

1-2967                           Union Electric Company                 43-0559760
                                 (Missouri Corporation)
                                 1901 Chouteau Avenue
                                 St. Louis, Missouri 63103
                                 (314) 621-3222

1-3672                           Central Illinois Public Service        37-0211380
                                 Company
                                 (Illinois Corporation)
                                 607 East Adams Street
                                 Springfield, Illinois 62739
                                 (217) 523-3600

333-56594                        Ameren Energy Generating Company       37-1395586
                                 (Illinois Corporation)
                                 1901 Chouteau Avenue
                                 St. Louis, Missouri 63103
                                 (314) 621-3222


2-95569                          CILCORP Inc.                           37-1169387
                                 (Illinois Corporation)
                                 300 Liberty Street
                                 Peoria, Illinois 61602
                                 (309) 677-5230

1-2732                           Central Illinois Light Company         37-0211050
                                 (Illinois Corporation)
                                 300 Liberty Street
                                 Peoria, Illinois 61602
                                 (309) 677-5230

1-3004                           Illinois Power Company                 37-0344645
                                 (Illinois Corporation)
                                 500 South 27th Street
                                 Decatur, Illinois 62521
                                 (217) 424-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

     On  September  30,  2004,  the  following   described  material  definitive
agreement was entered into in conjunction with the completion of the Acquisition (as defined in Item 5.01 below):

     o A power purchase agreement between Illinois Power Company ("IPC") and Dynegy Power Marketing, Inc., a subsidiary of Dynegy Inc. ("Dynegy"), providing for the annual purchase by IPC in 2005 and 2006 of 2,800 megawatts of firm capacity. This agreement is expected to supply approximately 70 percent of IPC's electric customer requirements during those two years. The text of the power purchase agreement dated as of September 30, 2004 is included as Exhibit 10.1.



SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On September 30, 2004, in conjunction with the completion of the Acquisition (as defined in Item 5.01 below), the Ameren Corporation ("Ameren") System Utility Money Pool Agreement was amended to add IPC as a party. The Utility Money Pool Agreement provides for short-term borrowing arrangements with and among Ameren's utility subsidiaries, Union Electric Company, Central Illinois Public Service Company, Central Illinois Light Company, AmerenEnergy Resources Generating Company (as a lender only) and IPC, Ameren's service company subsidiary, Ameren Services Company, and Ameren (as a lender only). The text of the Third Amended Ameren Corporation System Utility Money Pool Agreement dated as of September 30, 2004 is included as Exhibit 10.2.

     Also on September 30, 2004, a unilateral borrowing agreement was entered into between Ameren, IPC and Ameren Services Company which enables IPC to make short-term borrowings directly from Ameren up to an aggregate amount outstanding at any time of $500 million. Ameren Services Company is responsible for operation and administration of the agreement. The text of the unilateral borrowing agreement dated as of September 30, 2004 is included as Exhibit 10.3.

ITEM 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

     The completion of the Acquisition (as defined in Item 5.01 below) constitutes a Change of Control of IPC, as defined in the indenture (the "Indenture") governing the 11 1/2% Mortgage Bonds due 2010 of IPC (the "11 1/2% Bonds"). In accordance with the Indenture, IPC is required to commence, within 30 days following the Change of Control, a tender offer to purchase all outstanding 11 1/2% Bonds at a price of 101% of their principal amount, plus accrued and unpaid interest to the date of purchase. IPC intends to commence such an offer on or before October 30, 2004.

     As a result of certain actions taken by IPC immediately prior to the completion of the Acquisition (as defined in Item 5.01 below), IPC has notified the trustee under the Indenture that a Triggering Event (as defined in the Indenture) has occurred with respect to the 11 1/2% Bonds. A Triggering Event enables the holders of at least 25% of the outstanding 11 1/2% Bonds to deliver a notice to IPC requiring IPC to redeem the 11 1/2% Bonds at a redemption price specified in the Indenture.



SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 Changes in Control of Registrant.

     On September 30, 2004, Ameren completed its acquisition of IPC and a 20% interest in Electric Energy, Inc. ("EEI") from Dynegy and certain of its affiliates (the "Acquisition"). As a result of the Acquisition, Ameren obtained all of the outstanding common stock, without par value, and approximately 73% of the total outstanding preferred stock, $50 par value, of IPC. The total consideration for Ameren's acquisition of IPC and the 20% interest in EEI from Dynegy and certain of its affiliates was $2.3 billion consisting of assumption of existing IPC outstanding indebtedness in the amount of $1.823 billion, $100 million in cash placed into an escrow account as described in Item 8.01 below, with the balance paid with cash on hand financed through prior issuances of new shares of Ameren common stock.

     In connection with the Acquisition,  and as more fully described in Section
5.02 below, (i) effective as of immediately prior to the closing, the size of the Board of Directors of IPC was increased from 3 to 6 and Warner L. Baxter, Gary L. Rainwater and Steven R. Sullivan were elected to fill the 3 newly created vacancies, (ii) effective as of the closing, R. Blake Young, Carol F. Graebner and Bruce A. Williamson resigned as members of the Board of Directors of IPC and (iii) effective as of immediately following the closing, Daniel F. Cole, Thomas R. Voss and David A. Whiteley were elected to fill the 3 newly created vacancies.



ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 30, 2004, in connection with the Acquisition and in conjunction with an amendment to the Bylaws of IPC as more fully described in
Item 5.03 below, effective as of immediately prior to the closing, the size of the Board of Directors of IPC was increased from 3 to 6 and the following persons, each of whom are employed by Ameren or its affiliates, were selected to fill the 3 vacancies: Warner L. Baxter, Gary L. Rainwater and Steven R. Sullivan. Additionally, on the same date and effective as of the closing, the following members of the Board of Directors of IPC resigned: R. Blake Young, Carol F. Graebner and Bruce A. Willamson. Following the resignations and effective immediately following the closing, on the same date, the following persons, each of whom are employed by Ameren or its affiliates, were selected to fill the 3 vacancies: Daniel F. Cole, Thomas R. Voss and David A. Whiteley.

In addition, in furtherance of the Acquisition, the following officers of IPC resigned as of the closing:

         Name                         Title

R. Blake Young         President
                       (principal executive officer and
                       principal operating officer)

Nicholas J. Caruso     Executive Vice President and
                       Chief Financial Officer

Peggy E. Carter        Managing Director and Controller
                       (principal accounting officer)


Mr. Shawn E. Schukar, a Senior Vice President at IPC prior to the Acquisition, was appointed Vice President and will be the senior operating officer of IPC following the Acquisition.


The following officers, all employees of Ameren or its subsidiaries, were appointed as officers of IPC as of immediately following the Acquisition to serve indefinitely:


                                                                                      Date First Elected or
                                                                                      ---------------------
                                                       Present Position at IPC        Appointed to Present
                                                       -----------------------        --------------------
        Name              Age at October 1, 2004       and Business Experience             Position
        ----              -----------------------      -----------------------             --------
Gary L. Rainwater                  58                  Chairman, President and        September 30, 2004
                                                       Director

Mr. Rainwater began his career with Union Electric Company ("UE") in 1979 as an engineer. He was elected Vice President - Corporate Planning in 1993. Mr.
Rainwater  was elected  Executive  Vice  President  of Central  Illinois  Public
Service Company ("CIPS") in January 1997 and was named to his position as President and Chief Executive Officer of CIPS in December 1997. He was elected
President of Ameren Energy Resources Company  ("Resources  Company") in 1999 and
Ameren Energy Generating Company ("Genco") in 2000. He was elected President and
Chief  Operating  Officer of Ameren,  UE and Ameren  Services  Company  ("Ameren
Services") in August 2001 at which time he relinquished his position as President of Resources Company and Genco. In January 2003, Mr. Rainwater was named President and Chief Executive Officer of CILCORP Inc. ("CILCORP") and
Central Illinois Light Company ("CILCO") upon Ameren's acquisition of those companies. Effective January 1, 2004, Mr. Rainwater became Chairman and Chief
Executive Officer of Ameren, UE and Ameren Services, in addition to his position of President, succeeding Charles W. Mueller who retired on December 31, 2003. At that time, he was also elected Chairman of CILCORP and CILCO in addition to his position as President and Chief Executive Officer.


Warner L. Baxter                   43                  Executive Vice President       September 30, 2004
                                                       and Chief Financial
                                                       Officer and Director

From  1983  to  1995,  Mr.  Baxter  was  employed  by  Price   Waterhouse   (now
PricewaterhouseCoopers   LLP).  Mr.  Baxter  joined  UE  in  1995  as  Assistant
Controller.  He was  promoted to  Controller  of UE in 1996 and was elected Vice
President and  Controller of UE and Ameren in 1998.  Mr. Baxter was elected Vice
President and  Controller of CIPS and Genco in 1999 and 2000,  respectively.  He was  elected  Senior Vice  President - Finance of Ameren,  UE, CIPS and Genco in
2001. In January 2003,  Mr. Baxter was elected  Senior Vice President of CILCORP and CILCO upon Ameren's  acquisition of those companies.  Mr. Baxter was elected to Executive Vice  President and Chief  Financial  Officer at Ameren,  UE, CIPS,
Genco, CILCORP and CILCO in October 2003.


                                      -4-


Martin J. Lyons                    38                  Vice President and             September 30, 2004
                                                       Controller (principal
                                                       accounting officer)

Mr.  Lyons was  appointed  Controller  of Ameren,  UE, CIPS and Genco in October
2001.  He was  elected  Controller  of CILCORP  and CILCO in  January  2003 upon
Ameren's acquisition of those companies. In addition to being Controller, he was elected to the position of Vice President of Ameren, UE, CIPS, Genco, CILCORP and CILCO in February 2003. He was previously employed by PricewaterhouseCoopers
LLP for 13 years, most recently as a partner.


Shawn E. Schukar                   43                  Vice President (principal      September 30, 2004
                                                       operating officer)

Shawn Schukar served as Senior Vice President-Utility Operations at IPC prior to the  Acquisition.  He joined IPC in 1984 as an  engineer at the  Hennepin  Power
Station.  He  has  held  positions  in  power  plant  operations,   power  plant
engineering, generation control, power trading, power marketing, retail pricing,
risk  management,   transmission  operations,  transmission  services,  business planning, gas control, and customer tariff management. His latest assignment has been to manage IPC's engineering, purchasing, and field operations.



ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On  September  30,  2004,   effective  as  of  immediately   prior  to  the
Acquisition, the Bylaws of IPC were amended by action by unanimous written consent of the Board of Directors of IPC to provide that the size of the Board of Directors will be not less than 3 and not more than 8 directors, with the number fixed from time to time within such range by the Board of Directors or the shareholders of IPC.

     Also on September 30, 2004, effective as of immediately following the Acquisition, the following changes were made to the Bylaws of IPC by action by unanimous consent of the Board of Directors of IPC:

     o The annual meeting of shareholders will be held on the fourth Tuesday in April of each year or any other day as determined by resolution of the Board of Directors. Previously, the annual meeting was to be held on such date as fixed by resolution of the Board of Directors.

     o A director's term automatically expires at the first annual meeting of shareholders following such director's 72nd birthday and the terms of any directors who are officers or full time employees of IPC will automatically terminate immediately upon their retirement or termination of employment by IPC.

     o The mechanism for nominating persons for election to the Board of Directors or proposing business to be considered by shareholders at an annual meeting or special meeting was modified to permit any shareholder who gives notice as provided in the Bylaws of IP to nominate persons for election or propose business at such meetings.

For additional information, reference is made to the Bylaws of IPC, as amended September 30, 2004, which is included as Exhibit 3.1 hereto and incorporated by reference herein.



SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

     On September 30, 2004, Ameren completed its acquisition of IPC and a 20 percent interest in EEI from Dynegy and certain of its affiliates for total consideration of $2.3 billion, consisting of assumption of existing outstanding indebtedness of IPC in the amount of $1.823 billion, $100 million in cash placed into an escrow account as described below, with the balance paid in cash on hand, financed through prior issuances of new shares of Ameren common stock.

     Also on September 30, 2004, Illinova Corporation, a subsidiary of Dynegy and the parent company and seller of IPC, Ameren and JPMorgan Chase Bank, as escrow agent, entered into an escrow agreement providing for Ameren's placement of $100 million of the cash portion of the $2.3 billion purchase price in a six-year escrow pending resolution of certain contingent environmental obligations of IPC and other Dynegy affiliates for which Ameren has been provided indemnification by Dynegy.

     On October 1, 2004, IPC filed a notice with the Secretary of State of Illinois to transact business under the assumed corporate name of AmerenIP.

     For additional information, reference is made to the press release dated October 1, 2004, which is included as Exhibit 99.1 and incorporated by reference herein.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

      ---------------------------------------------------------------------------------------------------------
      |  3.1                          |   Bylaws of Illinois Power Company as amended September 30, 2004      |
      |-------------------------------|-----------------------------------------------------------------------|
      |  10.1                         |   Power Purchase Agreement, by and between Illinois Power Company     |
      |                               |   and Dynegy Power Marketing, Inc., dated as of September 30, 2004.   |
      |-------------------------------|-----------------------------------------------------------------------|
      |  10.2                         |   Third Amended Ameren Corporation System Utility Money Pool          |
      |                               |   Agreement, by and among Union Electric Company, Central Illinois    |
      |                               |   Public Service Company, Central Illinois Light Company,             |
      |                               |   AmerenEnergy Resources Generating Company, Illinois Power           |
      |                               |   Company, Ameren Services Company and Ameren Corporation, dated      |
      |                               |   as of September 30, 2004.                                           |
      |-------------------------------|-----------------------------------------------------------------------|
      |  10.3                         |   Unilateral Borrowing Agreement, by and among Ameren Corporation,    |
      |                               |   Illinois Power Company and Ameren Services Company, dated as of     |
      |                               |   September 30, 2004.                                                 |
      |-------------------------------|-----------------------------------------------------------------------|
      |  99.1                         |   Press Release, dated October 1, 2004                                |
      ---------------------------------------------------------------------------------------------------------

     This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a "registrant"). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

                                  AMEREN CORPORATION
                                  (Registrant)

                                  /s/ Martin J. Lyons
                                  ---------------------------------------
                                  Martin J. Lyons
                                  Vice President and Controller
                                  (Principal Accounting Officer)


                                  UNION ELECTRIC COMPANY
                                  (Registrant)

                                  /s/ Martin J. Lyons
                                  ---------------------------------------
                                  Martin J. Lyons
                                  Vice President and Controller
                                  (Principal Accounting Officer)


                                  CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                  (Registrant)

                                  /s/ Martin J. Lyons
                                  ---------------------------------------
                                  Martin J. Lyons
                                  Vice President and Controller
                                  (Principal Accounting Officer)


                                  AMEREN ENERGY GENERATING COMPANY
                                  (Registrant)

                                  /s/ Martin J. Lyons
                                  ---------------------------------------
                                  Martin J. Lyons
                                  Vice President and Controller
                                  (Principal Accounting Officer)


                                  CILCORP Inc.
                                  (Registrant)

                                  /s/ Martin J. Lyons
                                  ---------------------------------------
                                  Martin J. Lyons
                                  Vice President and Controller
                                  (Principal Accounting Officer)

                                  CENTRAL ILLINOIS LIGHT COMPANY
                                  (Registrant)

                                  /s/ Martin J. Lyons
                                  ---------------------------------------
                                  Martin J. Lyons
                                  Vice President and Controller
                                  (Principal Accounting Officer)

                                  ILLINOIS POWER COMPANY
                                  (Registrant)

                                  /s/ Martin J. Lyons
                                  ---------------------------------------
                                  Martin J. Lyons
                                  Vice President and Controller
                                  (Principal Accounting Officer)





Date:  October 1, 2004